                                                                   Exhibit 10.10


     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of January [ ],
                                          ---------
2001, among Aquatic Cellulose International Corporation, a Nevada corporation (the "Company"), and the investors signatory hereto (each such investor is a
      -------
"Purchaser" and all such investors are, collectively, the "Purchasers").
----------                                                 ----------

     WHEREAS, subject to the terms and conditions set forth in this Agreement and in accordance with (S) 4(2) and Rule 506 under the Securities Act of 1933, as amended (the "Securities Act"), the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company (i) an aggregate principal amount of $500,000 of the Company's 12% Secured Convertible Debentures, due twelve months from issuance, which shall be in the form of Exhibit A (the "Debentures"), and (ii) certain warrants to
                  ---------       ----------
acquire shares of the Company's common stock, $ .001 par value per share (the "Common Stock"). All references to $ (dollars) shall be to US$ (United States
-------------
Dollars).

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and the Purchasers agree as follows:


                                   ARTICLE I
                               PURCHASE AND SALE

     I.1  The Closing; Settlements.
          ------------------------

          (a) Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchasers and the Purchasers severally agree to purchase from the Company the Debentures and Warrants (as defined below) for an aggregate purchase price of $500,000. The closing of the purchase and sale of the Debentures and the Warrants (the "Closing") shall take place at
                                                  -------
the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson
                                                                 --------
Silverman"), 1290 Avenue of the Americas, New York, New York 10104, immediately
---------
following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date." The
                                                           ------------
issuance of and payment for Debentures and Warrants shall occur on three settlement dates as described in this Section. The first such settlement date is the Closing Date.

          (b) On the Closing Date, the parties shall deliver or cause to be delivered the following:

          (i) The Company shall deliver to each Purchaser (1) Debentures, registered in the name of such Purchaser, in principal amount equal to 30% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement, (2) a Common Stock purchase warrant, in the form of Exhibit
                                                                       -------
C, dated the Closing Date, pursuant to which such Purchaser shall have the right
-
to acquire one share of Common Stock for every two dollars ($2) of principal amount of the Debentures acquired by such Purchaser on the Closing Date, (3) the legal opinion of Owen M. Naccarato, Esq., outside counsel to the Company, in agreed form, (4) an executed Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B (the
                                                              ---------
"Registration Rights Agreement"), (5) the Transfer Agent Instructions, in the
------------------------------
form of Exhibit D, delivered to and acknowledged by the Company's transfer agent
        ---------
(the "Transfer Agent Instructions"), (6) an executed Security Agreement, dated
      ---------------------------
the date hereof, between the Company and the Purchasers, in the Form of Exhibit
                                                                        -------
E (the "Security Agreement") and (7) an executed copy of this Agreement.
-       ------------------

     (ii) Each Purchaser will deliver to the Company (1) 30% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, and (2) an executed copy of each of this Agreement, the Registration Rights Agreement and the Security Agreement.

     (c) The second settlement date shall be the third Trading Day (as defined below) following the date on which the Company notifies the Purchasers that it has duly amended its Certificate of Incorporation to increase the number of authorized shares of Common Stock to at least [ ] shares; provided, that, on the second settlement date the conditions set forth in Section 1.2(a) shall have been satisfied. On the second settlement date the parties shall deliver or cause to be delivered the following:

          (i) The Company deliver to each Purchaser (1) Debentures, registered in the name of such Purchaser, in principal amount equal to 20% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement, and (2) a Common Stock purchase warrant in the form of Exhibit C,
                                                                  ---------
dated the second settlement date, pursuant to which such Purchaser shall have the right to acquire one share of Common Stock for every two dollars ($2) of principal amount of the Debentures acquired by such Purchaser on the second settlement date.

          (ii) Each Purchaser shall deliver or cause to be delivered to the Company 20% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

     (d) The third settlement date shall be the second Trading Day following Effective Date, provided, that, on the Effective Date the conditions set forth in Section 1.2(b) shall have been satisfied. On the third settlement date, the parties shall deliver or cause to be delivered the following:

          (i) The Company shall deliver to each Purchaser(1) Debentures, registered in the name of such Purchaser, in principal amount equal to 50% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement, and (2) a Common Stock purchase warrant in the form of Exhibit C, dated the third settlement date, pursuant to which such Purchaser
---------
shall have the right to acquire one share of Common Stock for every two dollars ($2) of principal amount of the Debentures acquired by such Purchaser on the third settlement date.

          (ii) Each Purchaser shall deliver or cause to be delivered to the Company 50% of the purchase price indicated below such Purchaser's named on the signature page to this Agreement in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

     I.2  Conditions.  The obligation of a Purchaser to acquire Debentures and
          ----------
Warrants (as defined below) on the second or third settlement date shall be subject to the satisfaction or waiver by such Purchaser of the following conditions:

          (a)   Second Settlement Date Conditions.
                ---------------------------------

                (i)   The Certificate of Incorporation of the Company shall have
been amended by The Company by [    , 2001].

                (ii) The representations and warranties of the Company contained in this Agreement shall be true and correct on the date of this Agreement and on and as of the second settlement date (other than representations and warranties which relate to a specific date other than the "date hereof," which representations and warranties shall be true as of such specific date).

                (iii) The Company shall have performed, satisfied and complied in all material respects with its obligations and agreements under the Transaction Documents that are required to be performed or satisfied between the Closing Date and the second settlement date.

                (iv) Since the Closing Date, no event or series of events which has had or which reasonably would be expected to results in a material adverse effect on the result of operations, assets, prospects or financial condition of the Company and its Subsidiaries (taken as a whole) shall have occurred.

                (v) Since the Closing Date, no statute, rule, regulation, order, decree, ruling or injunction shall have been enacted, entered, amended, modified or endorsed by any court of governmental authority of competent jurisdiction or governmental authority, stock market or trading facility which prohibits the consummation of any of the material transactions contemplated by the Transaction Documents.

                (vi) The Common Stock shall be quoted on the OTC Bulletin Board (the "OTC").
      ---

          (b)   Third Settlement Date Conditions.
                --------------------------------

                (i) Debentures and Warrants shall have been issued on the second settlement date.

                (ii) The Effective Date shall have occurred by the 120/th/ day following the Closing Date.

                (iii) The representations and warranties of the Company contained in this Agreement shall be true and correct on the date of this Agreement and on and as of the third settlement date (other than representations and warranties which relate to a specific date other than the "date hereof," which representations and warranties shall be true as of such specific date).

          (iv) The Company shall have performed, satisfied and complied in all material respects with its obligations and agreements under the Transaction Documents that are required to be performed or satisfied between the Closing Date and the third settlement date.

          (v) Since the second settlement date, no event or series of events which has had or which reasonably would be expected to result in a material adverse effect on the result of operations, assets, prospects or financial condition of the Company and its Subsidiaries (taken as a whole) shall have occurred.

          (vi) Since the second settlement date, no statute, rule, regulation, order, decree, ruling or injunction shall have been enacted, entered, amended, modified or endorsed by any court of governmental authority of competent jurisdiction or governmental authority, stock market or trading facility which prohibits the consummation of any of material transactions contemplated by the Transaction Documents.

     I.3. Certain Defined Terms.   As used in this Agreement, the following
          ---------------------
terms shall have the meanings set forth in this Section 1.3.

          (a)   "Business Day" means any day except Saturday, Sunday and any day
                 ------------
which shall be a federal legal holiday in the United States or Canada or a day on which banking institutions in the State of New York or the province of British Columbia, Canada are authorized or required by law or other governmental action to close.

          (b)   "Commission" means the Securities and Exchange Commission.
                 ----------

          (c)   "Conversion Price" shall have the meaning set forth in the
                 ----------------
Debentures.

          (d)   "Original Issue Date" shall have the meaning set forth in the
                 -------------------
Debentures.

          (e)   "Person" means an individual or corporation, partnership, trust,
                 ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          (f)   "Trading Day" shall have the meaning set forth in the
                 -----------
Debentures.

          (g)   "Warrants" means, collectively, all of the Common Stock purchase
                 --------
warrants issued or issuable on the settlement dates described in this Section1.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     II.1 Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
makes the following representations and warranties to the Purchasers:

          (a) Organization and Qualification.  The Company is a corporation duly
              ------------------------------
incorporated, validly existing and in good standing under the laws of the State of Nevada with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 2.1(a)
                                                       ---------------
(collectively the "Subsidiaries").  Each of the Subsidiaries is an entity, duly
                   ------------
incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Registration Rights Agreement, the Security Agreement, the Transfer Agent Instructions or the Warrants (collectively with the Securities, the "Transaction Documents"), (y) have or
                                        ---------------------
result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").
                                      -----------------------

          (b) Authorization; Enforcement.  The Company has the requisite
              --------------------------
corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company (except for obtaining the Required Approvals (as defined in this Agreement). Each of the Transaction Documents has been duly executed by the Company and, when delivered (or filed, as the case may be) in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

          (c) Capitalization.  The number of authorized, issued and outstanding
              --------------
capital stock of the Company is set forth in Schedule 2.1(c), which schedule
                                             ---------------
will be updated as of and on the trading Day prior to each of the second settlement date and third settlement date. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of securities of the Company entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Debentures and the Warrants and except as disclosed in Schedule 2.1(c), there are no outstanding options,
                           ---------------
warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Underlying Shares (as hereinafter defined) will not obligate the Company to issue shares of Common Stock or other securities to any person other than the Purchaser and will not result in a right of any holder of Company securities to adjust the exercise or conversion or reset price under such securities.

          (d)  Issuance of the Debentures and the Warrants.  The Debentures and
               -------------------------------------------
the Warrants are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has on each settlement
                                    -----
date hereunder and will, at all times while the Debentures and the Warrants are outstanding, maintain an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holders of the Debentures and the Warrants, to enable it to perform its conversion, exercise and other obligations under this Agreement, the Debentures and the Warrants. Such number of reserved and available shares of Common Stock is not less than the sum of 200% of the number of shares of Common Stock which would be issuable upon (i) conversion in full of the Debentures, assuming such conversion occurred on the Original Issue Date, the Debentures remain outstanding for one year and all interest is paid in shares of Common Stock and (ii) exercise in full of the Warrants. All such authorized shares of Common Stock shall be duly reserved for issuance to the holders of the Debentures and the Warrants. The shares of Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants are collectively referred to herein as the "Underlying Shares." All Underlying
                                        -----------------
Shares shall be duly reserved for issuance to the holders of the Debentures and Warrants. The Debentures, the Warrants and the Underlying Shares are collectively referred to herein as, the "Securities." When issued in accordance
                                         ----------
with the Debentures and the Warrants, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

          (e)  No Conflicts.  The execution, delivery and performance of the
               ------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and
(iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

          (f)  Filings, Consents and Approvals.  Neither the Company nor any
               -------------------------------
Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required pursuant to Section 3.10, (ii) the filing with the Commission of a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by the Purchasers (the "Underlying Shares
                                                        -----------------
Registration Statement"), (iii) applicable Blue Sky filings and (iv) in all
----------------------
other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").
                    ------------------

          (g)  Litigation; Proceedings.  There is no action, suit, inquiry,
               -----------------------
notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i)
                                                              ------
adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect. The Company does not have pending before the Commission any request for confidential treatment of information and the Company has no knowledge of any expected such request that would be made prior to the Effectiveness Date (as defined in the Registration Rights Agreement).

          (h)  No Default or Violation.  Neither the Company nor any Subsidiary
               -----------------------
(i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as could not individually or in the aggregate, have or result in a Material Adverse Effect. The security interests granted to the Purchasers pursuant to the Security Agreement will convey and grant to the Purchasers a first priority security interest in all of the Collateral (as such term is defined in such agreements).

          (i)  Private Offering.  Assuming the accuracy of the representations
               ----------------
and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the

Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

          (j)  SEC Documents; Financial Statements. The Company has filed all
               -----------------------------------
reports required to be filed by it under the Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for
      ------------
the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the
                                        -------------
Schedules to this Agreement, the "Disclosure Materials") on a timely basis or
                                  --------------------
has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be
                                                 ----
otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since May 31, 1999, except as specifically disclosed in the SEC Documents, (a) there has been no event, occurrence or development that has or that could result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

          (k)  Investment Company.  The Company is not, and is not an Affiliate
               ------------------
(as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (l)  Certain Fees.  No fees or commissions will be payable by the
               ------------
Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

          (m)  Solicitation Materials. Neither the Company nor any Person acting
               ----------------------
on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

          (n)  Exclusivity.  The Company shall not issue and sell the Debentures
               -----------
or the Warrants to any Person other than the Purchasers without the specific prior written consent of the Purchasers.

          (o)  Seniority.  No indebtedness of the Company is senior to the
               ---------
Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

          (p)  Listing and Maintenance Requirements Compliance.  Except as set
               -----------------------------------------------
forth in the SEC Documents, the Company has not, in the two years preceding the date hereof, received notice (written or oral) from the NASDAQ or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

          (q)  Patents and Trademarks.  The Company and its Subsidiaries have
               ----------------------
rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective businesses, as described in the SEC Documents and which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property
                                                         ---------------------
Rights").  The Company and its Subsidiaries do not own any Intellectual Property
------
Rights (or applications therefor) but have a right to use the Intellectual Property Rights described in the Services Agreement (attached hereto as Exhibit
S) between Gary Ackles and the Company. Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or its Subsidiaries violates or infringes upon the rights of any Person. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. In the event that while the Debentures are outstanding the Company or a Subsidiary ever owns patents, trademarks or should make an application therefore, then the Company shall promptly execute and cooperate to cause to be filed with the Patent and Trademark Office an Intellectual Property Security Agreement in the form to be prepared by Purchasers to provide the Purchasers a first priority lien on all such intellectual property.

          (r)  Registration Rights; Rights of Participation. Except as set forth
               --------------------------------------------
on Schedule 6(b) to the Registration Rights Agreement, the Company has not
   -------------
granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied. No Person, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

          (s)  Regulatory Permits.  The Company and its Subsidiaries possess all
               ------------------
certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor
                               ----------------
any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (t)  Title.  The Company and the Subsidiaries have good and marketable
               -----
title in fee simple to all real property owned by them which is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens granted to the Purchasers pursuant to the Security Agreement and for other Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          (u)  Absence of Certain Proceedings.  Except as described in the SEC
               ------------------------------
Reports, (i) there is no Action pending or, to the knowledge of the Company, threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding could have or result in a Material Adverse Effect;
(ii) neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving (A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty; (iii) the Company does not have pending before the Commission any request for confidential treatment of information and the Company has no knowledge of any expected such request that would be made prior to the Effectiveness Date (as defined in the Registration Rights Agreement); and (iv) there has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

          (v)  Labor Relations.  No material labor problem exists or, to the
               ---------------
knowledge of the Company, is imminent with respect to any of the employees of the Company.

          (w)  Disclosure.  The Company confirms that neither it nor any other
               ----------
Person acting on its behalf has provided any of the Purchasers or its agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (x)  Solvency.  Based on the financial condition of the Company as of
               --------
the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

          (y)  Application of Takeover Protections. The Company and its Board of
               -----------------------------------
Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          (z)  Restriction on Modification or Termination of Services Agreement.
               ----------------------------------------------------------------
The Company agrees that it will not seek to or permit the modification or termination of any provision of the Services Agreement, dated November 1, 1996, between the Company and Gary Ackles, until the Company has fully discharged all it obligations under the Transaction Documents.

          (aa) Services Agreement in Effect.  The Company confirms that the
               ----------------------------
Services Agreement, dated November 1, 1996, between the Company and Gary Ackles has not been modified or terminated since May 4, 2000 and remains in full force and effect.

     II.2 Representations and Warranties of the Purchasers.  Each Purchaser
          ------------------------------------------------
hereby for itself and for no other Purchaser represents and warrants to the Company as follows:

          (a)  Organization; Authority.  Such Purchaser is an entity duly
               -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of the Transaction Documents has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

          (b)  Investment Intent.  Such Purchaser is acquiring the Securities as
               -----------------
principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, the Registration Rights Agreement and the Warrant, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time.

          (c)  Purchaser Status.  At the time such Purchaser was offered the
               ----------------
Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (d)  Experience of such Purchaser.  Such Purchaser, either alone or
               ----------------------------
together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

          (e)  Ability of such Purchaser to Bear Risk of Investment.  Such
               ----------------------------------------------------
Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (f)  Access to Information.  Such Purchaser acknowledges that it has
               ---------------------
reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

          (g)  General Solicitation.  Such Purchaser is not purchasing the
               --------------------
Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (h)  Reliance.  Such Purchaser understands and acknowledges that (i)
               --------
the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

          The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                  ARTICLE III
                        OTHER AGREEMENTS OF THE PARTIES

   III.1  Transfer Restrictions.  (a)  The Securities may only be disposed of
          ---------------------
pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to an Affiliate of such Purchaser or to one or more funds or managed accounts under common management with such Purchaser, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications
hereof).   Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

          (b) The Purchasers agree to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

          NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933,

   AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

          Underlying Shares shall not contain the legend set forth above nor any other legend if the conversion of Debentures or the exercise of the Warrants, as the case may be, occurs at any time while an Underlying Shares Registration Statement is effective under the Securities Act or, if there is not then an effective Underlying Shares Registration Statement, at such time as such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the Effective Date. The Company agrees that, following the Effective Date, it will, no later than three Trading Days following the delivery by a Purchaser to the Company of a certificate or certificates representing such Underlying Shares, issued with a restrictive legend, deliver to such Purchaser certificates representing such Underlying Shares which shall be free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

   III.2  Acknowledgment of Dilution.  The Company acknowledges that the
          --------------------------
issuance of the Underlying Shares upon (i) conversion of the Debentures in accordance with the terms of the Debentures, and (ii) exercise of the Warrants in accordance with their terms, will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon (x) conversion of the Debentures in accordance with the terms of the Debentures, and (y) exercise of the Warrants in accordance with their terms, is unconditional and absolute, subject to the limitations set forth herein in the Debentures or pursuant to the Warrants, regardless of the effect of any such dilution.

   III.3  Furnishing of Information.  As long as the Purchasers own Securities,
          -------------------------
the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Purchasers own Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its attorneys to render and deliver any legal opinion required in order to permit a Purchaser to receive Underlying Shares free of all restrictive legends and to subsequently sell Underlying Shares under Rule 144 upon receipt of a notice of an intention to sell or other form of notice having a similar effect. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

   III.4  Integration.  The Company shall not, and shall use its best efforts to
          -----------
ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

   III.5  Increase in Authorized Shares.  If on any date the Company would be,
          -----------------------------
if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from (a) issuing (a) 200% of the number of Underlying Shares as would then be issuable upon a conversion in full of the Debentures, and (b) the number of Underlying Shares issuable upon exercise in full of the Warrants (the "Current Required Minimum"), in either case, due to the
               ------------------------
unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly (and in any case, within 30 Business Days from such date) prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate or articles of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchasers in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its issuance, conversion exercise and reservation of shares obligations as set forth in this Agreement, the Debentures and the Warrants (the sum of (x) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments, and (y) the Current Required Minimum, shall be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase,
(b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of the 60/th/ day after delivery of the proxy materials relating to such meeting and the 90/th/ day after request by a holder of Securities to issue the number of Underlying Shares in accordance with the terms hereof) and (c) within five Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate or articles of incorporation to evidence such increase.

   III.6  Reservation and Listing of Underlying Shares.  (a) The Company shall
          --------------------------------------------
(i) in the time and manner required by any national securities exchange or market or trading or quotation facility on which the Common Stock is then traded, prepare and file with such national securities exchange or market or quotation facility on which the Common Stock is then listed for trading an additional shares listing application covering a number of shares of Common Stock which is not less than the Initial Minimum, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on any such national securities exchange or market or trading or quotation facility on which the Common Stock is then listed as soon as possible thereafter, and

(iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the number of Underlying Shares issuable upon conversion in full of the then outstanding Debentures and upon exercise of the then unexercised portion of the Warrants exceeds 85% of the number of Underlying Shares previously listed on account thereof with any such required exchanges), then the Company shall take the necessary actions to immediately list a number of Underlying Shares as equals no less than the then Current Required Minimum.

          (b) The Company shall maintain a reserve of shares of Common Stock for issuance upon conversion of the Debentures in full and upon exercise in full of the Warrants in accordance with this Agreement, in such amount as may be required to fulfill its obligations in full under the Transaction Documents, which reserve shall equal no less than the then Current Required Minimum.

   III.7  Conversion and Exercise Procedures.  The Transfer Agent Instructions,
          ----------------------------------
Conversion Notice (as defined in the Debentures) and the Form of Election to Purchase (as defined in the Warrants) sets forth the totality of the procedures with respect to the conversion of the Debentures and the exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchasers to convert their Debentures their Warrants, as the case may be.

   III.8  Conversion and Exercise Obligations of the Company.  The Company shall
          --------------------------------------------------
honor conversions of the Debentures and exercise of the Warrants and shall deliver Underlying Shares in accordance with the respective terms, conditions and time periods set forth in the Debentures and the Warrants.

   III.9  Subsequent Financing; Limitation on Registrations.  (a)  From the date
          -------------------------------------------------
hereof through the ninetieth (90/th/) Trading Day following the Effective Date, the Company will not offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity equivalent securities (including the issuance of any debt or other instrument at any time over the life thereof convertible into or exchangeable for Common Stock) other than to the Purchasers.

          (b) In addition to the restrictions set forth in 3.9(c) above, the Company shall not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its equity or equity-equivalent securities or securities of any of its Affiliates that are exchangeable or convertible (directly or indirectly) for shares of Common Stock, including the issuance of any debt or other instrument at any time over the life thereof convertible into or exchangeable for Common Stock (collectively, a "Subsequent
                                                                    ----------
Placement") from the date hereof until the expiration of the 180/th/ Trading Day
---------
after the Effective Date, unless (A) the Company delivers to each of the Purchasers a written notice (the "Subsequent Placement Notice") of its intention
                                  ---------------------------
to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) such Purchaser shall not have notified the Company by 6:30 p.m. (New York City time) on the tenth Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Purchasers shall fail to notify the Company of their intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided, that the Company shall provide the Purchasers with a
                  --------
second Subsequent Placement Notice, and the Purchasers shall again have the right of first refusal set forth above in this paragraph (a), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within thirty (30) Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. If the Purchasers shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro-rata portion of the aggregate number of Securities purchased by such Purchaser under this Agreement, but the Company shall not be required to accept financing from the Purchasers in an amount in excess of the amount set forth in the Subsequent Placement Notice.

          (c) Except for (x) Underlying Shares, (y) other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered, and securities of the Company permitted pursuant to Section 6(c) of the Registration Rights Agreement to be registered, in the Underlying Shares Registration Statement in accordance with the Registration Rights Agreement, and
(z) Common Stock permitted to be issued pursuant to Section 3.9 (e), the Company shall not, for a period of not less than ninety (90) Trading Days after the Effective Date, without the prior written consent of the Purchasers, register any securities of the Company. Any days after the Effective Date that a Purchaser is unable to sell Underlying Shares under the Underlying Shares Registration Statement shall be added to such ninety (90) Trading Day period.

          (d) With respect to Section 3.9(a) and (b), the ninety (90) and one hundred and eighty (180) Trading Day periods shall be extended for the number of Trading Days following the Effective Date during such period (A) in which trading in the Common Stock is suspended by any securities exchange or market or quotation system on which the Common Stock is then listed, or (B) during which the Underlying Shares Registration Statement is not effective, or (C) during which the prospectus included in the Underlying Shares Registration Statement may not be used by the holders thereof for the resale of Underlying Shares.

          (e) The restrictions contained in Section 3.9(a), and (b) shall not apply to (i) the granting of options or warrants to employees, officers and directors of the Company, and the issuance of Common Stock upon exercise of such options or warrants granted under any stock option plan heretofore or hereinafter duly adopted by the Company and (ii) and (ii) issuances of Common Stock pursuant to a Strategic Transaction (as defined herein). A "Strategic
                                                                   ---------
Transaction" shall mean a transaction or relationship in which the Company
-----------
issues shares of Common Stock to a Person which is, itself or through its subsidiaries, an operating company in a business related to the business of the Company and in which the Company receives material benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

   III.10  Certain Securities Laws Disclosures; Publicity.  The Company shall:
           ----------------------------------------------
(i) on the Closing Date issue a press release reasonably acceptable to the Purchasers disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby within ten Business Days after the Closing Date, and (iii) timely file with the Commission a Form D promulgated under the Securities Act. The Company shall, no less than two Business Days prior to the filing of any disclosure required by clauses (ii) and (iii) above, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, except that if such disclosure is required by law or stock market regulation, in which such case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Purchasers, or include the names of the Purchasers in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of the Purchasers, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or stock market regulation, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

   III.11  Transfer of Intellectual Property Rights.  Except in connection with
           ----------------------------------------
the sale of all or substantially all of the assets of the Company or licensing arrangements in the ordinary course of the Company's business, the Company shall not transfer, sell or otherwise dispose of any Intellectual Property Rights, or allow any of the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and it would otherwise lapse if not renewed), without the prior written consent of the Purchasers.

   III.12  Use of Proceeds.  The Company shall use the net proceeds from the
           ---------------
sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

   III.13  Reimbursement.  If any Purchaser, other than by reason of its gross
           -------------
negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated by Transaction Documents, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which a Purchaser is a named party, the Company will pay such Purchaser the charges, as reasonably determined by such

Purchaser, for the time of any officers or employees of such Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or entity in connection with the transactions contemplated by this Agreement.

   III.14  Non-Disclosure of Non-Public Information (a) The Company shall not
           ----------------------------------------
disclose non-public information to the Purchasers or their advisors or representatives unless prior to disclosure of such information the Company identifies such information as being non-public information and the Purchasers enter into a non-disclosure agreement in form mutually acceptable to the Company and the Purchasers.

          (b) The Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts. Notwithstanding the foregoing or anything herein to the contrary, the Company will immediately notify the Purchasers of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, which, if not disclosed in the prospectus included in the Underlying Shares Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading.

   III.15  Shareholder Rights Plan.  No claim will be made or enforced by the
           -----------------------
Company or any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities or shares of Common Stock under the Transaction Documents.


                                  ARTICLE IV
                                 MISCELLANEOUS

   IV.1   Fees and Expenses.  At the Closing, the Company shall reimburse the
          -----------------
Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to Robinson Silverman $15,000 (less $5,000 delivered prior to the Closing Date) for the preparation and negotiation of the Transaction Documents. The amount contemplated by the immediately preceding sentence shall be retained by the Purchasers and shall not be delivered to the Company at the Closing. Other than the amount contemplated in the immediately preceding sentence, and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

     IV.2  Entire Agreement; Amendments.  The Transaction Documents, together
           ----------------------------
with the Exhibits and Schedules thereto and the Transfer Agent Instructions contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     IV.3  Notices.  Any and all notices or other communications or deliveries
           -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:     Aquatic Cellulose International Corporation
                            3704 32/nd/ Street, Suite 301
                            Vernon, British Columbia
                            Canada VIT 5N6
                            Facsimile No.: (250) 558-5470
                            Attn:  Chief Financial Officer

     With copies to:        Owen M. Naccarato, Esq.
                            19600 Fairchild, Suite 260
                            Irvine, CA 92612
                            Facsimile No.: (949) 851-9262

     If to a Purchaser:     To the address set forth under such Purchaser's name
                            on the signature pages hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     IV.4  Amendments; Waivers.  No provision of this Agreement may be waived or
           -------------------
amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     IV.5  Headings.  The headings herein are for convenience only, do not
           --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     IV.6  Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Except as set forth in
Section 3.1(a), the Purchasers may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company. This provision shall not limit any Purchaser's right to transfer securities or transfer or assign rights under the Registration Rights Agreement.

     IV.7  No Third-Party Beneficiaries.  This Agreement is intended for the
           ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     IV.8  Governing Law. The corporate laws of the State of Nevada shall govern
           -------------
all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     IV.9  Survival.  The representations, warranties, agreements and covenants
           --------
contained herein shall survive the Closing and the delivery and conversion or exercise (as the case may be) of the Debentures and the Warrants.

     IV.10  Execution.  This Agreement may be executed in two or more
            ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     IV.11  Severability.  In case any one or more of the provisions of this
            ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     IV.12  Remedies.  In addition to being entitled to exercise all rights
            --------
provided herein or granted by law, including recovery of damages, each of the Purchasers will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The Company and each of the Purchasers agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     IV.13  Independent Nature of Purchasers' Obligations and Rights.  The
            --------------------------------------------------------
obligations of each Purchaser under any Transaction Document is several and not joint with the obligations of any other Purchaser and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

     IV.14  Representation By Counsel. Each party hereto represents that it has
            -------------------------
been represented by counsel of its own selection in connection with the transaction contemplated hereby. Each purchaser is relying solely on its own due diligence conducted in connection with the contemplated transaction and the representations and warranties of the Company.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                           SIGNATURE PAGES FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                         AQUATIC CELLULOSE
                         INTERNATIONAL CORPORATION



                         By: /s/ Gary Ackles
                            -----------------------------
                          Name:   Gary Ackles
                          Title:  Chief Executive Officer

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                              AJW PARTNERS, LLC
                              By: SMS Group, LLC


                              By: /s/ Corey S. Ribotsky
                                 ----------------------
                                 Name: Corey S. Ribotsky
                                 Title:

                              Purchase Price for Debentures:      $250,000


                              Address for Notice:

                              AJW Partners, LLC
                              155 First Street
                              Suite B
                              Mineola, New York 11501
                              Facsimile No.: (516) 739-7115
                              Attn: Corey S. Ribotsky


          With copies to:     Robinson Silverman Pearce Aronsohn &
                                Berman LLP
                              1290 Avenue of the Americas
                              New York, NY 10104
                              Facsimile No.: (212) 541-4630 and (212) 541-1432
                              Attn: Eric L. Cohen, Esq.

                              NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                              By: First Street Manager II, LLC


                              By: /s/ Glenn A. Arbeitman
                                      ------------------
                                 Name: Glenn A. Arbeitman
                                 Title:

                              Purchase Price for Debentures:      $250,000


                              Address for Notice:

                              New Millennium Capital Partners II, LLC
                              155 First Street
                              Suite B
                              Mineola, New York 11501
                              Facsimile No.: (516) 739-7115
                              Attn: Glenn A. Arbeitman


          With copies to:     Robinson Silverman Pearce Aronsohn &
                                Berman LLP
                              1290 Avenue of the Americas
                              New York, NY 10104
                              Facsimile No.: (212) 541-4630 and (212) 541-1432
                              Attn: Eric L. Cohen, Esq.